UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2015

IDEXX LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19271	01-0393723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One IDEXX Drive, Westbrook, Maine	04092
(Address of principal executive offices)	(ZIP Code)

207.556.0300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Robert J. Murray retired as a member of the Board of Directors (the “Board”) of IDEXX Laboratories, Inc. (the “Company”), effective at the annual meeting of stockholders of the Company held on May 6, 2015 (the “2015 Annual Meeting”), which is one year prior to the expiration of his term as a Class III Director. Mr. Murray’s retirement was pursuant to and in accordance with the Company’s Corporate Governance Guidelines, which require that Directors retire at the next annual meeting of stockholders after the date on which Directors reach the age of 73.

At a meeting of the Board immediately following the 2015 Annual Meeting, the Board reassigned Dr. Barry C. Johnson, who was re-elected as a Class I Director at the 2015 Annual Meeting, from Class I to Class III, in order to fill the vacancy in Class III resulting from Mr. Murray’s retirement. As a Class III Director, Dr. Johnson’s term will expire at the Company’s 2016 annual meeting of stockholders. As a result of the vacancy in Class I created by the reassignment of Dr. Johnson from Class I to Class III, the Board reduced the number of Directors constituting the Board from nine to eight and the number of Class I Directors from three to two.

At the 2015 Annual Meeting, the Company’s stockholders approved certain amendments to the Company’s 1997 Employee Stock Purchase Plan (the “1997 Plan”), including an increase in the number of shares authorized for issuance under the 1997 Plan and certain other administrative changes. The Board had previously adopted the amendments to the 1997 Plan on December 3, 2014, subject to stockholder approval. The foregoing summary of the amendments to the 1997 Plan is qualified in its entirety by reference to the amended 1997 Plan, a copy of which is attached as Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2015 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2015 Annual Meeting, the Company’s stockholders elected each of the Company’s three nominees for Class I Director for three-year terms; approved the nonbinding advisory resolution on the Company’s executive compensation; approved the amendments to the 1997 Plan; and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year. The table below sets forth the number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, as to each matter submitted to a vote of the Company’s stockholders at the 2015 Annual Meeting:

Proposal 1:	Election of Directors

Nominees	Votes For	Votes Withheld	Broker Non-votes
William T. End	39,852,976	289,196	4,488,673
Barry C. Johnson, Ph.D.	40,000,716	141,456	4,488,673
Daniel M. Junius	40,014,906	127,266	4,488,673

Proposal 2:	Advisory Vote to Approve Executive Compensation

For	39,718,557
Against	344,080
Abstain	79,535
Broker Non-votes	4,488,673

Proposal 3:	Amendments to 1997 Plan

For	39,719,724
Against	362,820
Abstain	59,628
Broker Non-votes	4,488,673

Proposal 4:	Ratification of Appointment of Independent Registered Public Accounting Firm

For	44,415,308
Against	188,319
Abstain	27,218
Broker Non-votes	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: May 11, 2015	By:	/s/ Jacqueline L. Studer
Jacqueline L. Studer
Corporate Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	IDEXX Laboratories, Inc. 1997 Employee Stock Purchase Plan (filed as Appendix A to IDEXX Laboratories, Inc. Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2015, File No. 0-19271, and incorporated herein by reference).

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